UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2012

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-32085	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 506-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	The Company held its Annual Meeting of Stockholders on June 15, 2012.

(b)	Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders. Each of the nine directors proposed by the Company for election was elected to serve until the Company’s 2013 Annual Meeting of Stockholders or until his successor has been elected and qualified. The voting results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes

Stuart L. Bascomb	149,346,424	4,843,121	18,486,809

Paul M. Black	140,467,264	13,722,281	18,486,809

Dennis H. Chookaszian	110,877,972	43,311,573	18,486,809

Robert J. Cindrich	140,476,939	13,712,606	18,486,809

Philip D. Green	108,466,618	45,722,927	18,486,809

Michael J. Kluger	108,529,891	45,659,654	18,486,809

David D. Stevens	149,362,041	4,827,504	18,486,809

Ralph H. “Randy” Thurman	149,138,148	5,051,397	18,486,809

Glen E. Tullman	112,780,587	41,408,958	18,486,809

The original proxy card distributed to the Company’s stockholders with the Company’s proxy statement dated May 16, 2012 did not include Messrs. Bascomb, Stevens and Thurman as director nominees. If a stockholder voted FOR ALL (whether pursuant to “FOR ALL” or “FOR ALL EXCEPT”) or WITHHOLD ALL with respect to the director nominees using the original proxy card, or over the Internet or by telephone, prior to the date of the Company’s proxy supplement dated June 4, 2012 and did not submit a revised proxy card or vote again over the Internet or by telephone, such stockholder’s vote was cast in the same manner for Messrs. Bascomb, Stevens and Thurman. As a result, the Company notes the possibility that these individuals may have received additional votes (votes in favor as well as withholds) that were not intended to be so voted.

Stockholders approved the amendment and restatement of the Allscripts Healthcare Solutions, Inc. Employee Stock Purchase Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
148,049,786	4,226,372	1,913,387	18,486,809

Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
135,820,253	16,321,113	2,048,179	18,486,809

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012. The voting results were as follows:

For	Against	Abstain
171,564,437	658,134	453,783

(c)	The information required by this Item 5.07 (c) is included in our proxy supplement dated June 4, 2012 and such information is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

Date: June 18, 2012	By:	/s/ Lee Shapiro
Lee Shapiro
President and Secretary